EXHIBIT 32.1

CERTIFICATION  OF  PRINCIPAL  EXECUTIVE  OFFICER  AND  PRINCIPAL
FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


      In connection with the accompanying Annual Report on Form 10-KSB of The Project Group, Inc. for the fiscal year ended December 31, 2003, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations.


April 12,  2004                    /s/ Craig Crawford
                                  -----------------------------------------
                                  Name:  Craig Crawford
                                  Title: Chief Executive Officer and Chief
                                         Financial Officer